4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   February 18, 1997


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



             Delaware                     0-20199              43-1420563
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(State or other jurisdiction of    (Commission File No.)   (I.R.S. Employer
         corporation)                                        Idenification No.)


14000 Riverport Drive, Maryland Heights, Missouri                    63043
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:          (314) 770-1666
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On February 13, 1997, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  The following exhibit is filed as part of this report on Form 8-K:

           Exhibit 99.1 Press release, dated February 13, 1997, by Express Scripts, Inc.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EXPRESS SCRIPTS, INC.


Date:    February 18, 1997                  By: /S/Barrett A. Toan
                                               Barrett A. Toan, President
                                               and Chief Executive Officer
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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

  99.1           Press release, dated February 13, 1997 by Express Scripts, Inc.

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